UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 5, 2011

GAMCO INVESTORS, INC.
(Exact name of registrant as specified in its charter)

New York	1-14761	13-4007862
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Corporate Center, Rye, NY	10580
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (914) 921-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

   On January 5, 2011, Jeffrey M. Farber, Executive Vice President and Chief Financial Officer, provided GAMCO Investors, Inc. (“GAMCO”) with notice of his resignation to leave for a good opportunity with another firm.  Both GAMCO and Mr. Farber expect him to continue in his role as Chief Financial Officer until GAMCO’s 2010 year-end audited financial reporting and SEC financial disclosures are completed which are being accelerated to the third week of February.  GAMCO is in the process of identifying both internal and external candidates to replace Mr. Farber but has made no decision on a replacement at this time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMCO Investors, Inc.

By: /s/ Douglas R. Jamieson

Douglas R. Jamieson
President and Chief Operating Officer

Date:	January 6, 2011